Financial Risk Management	12 Months Ended
Jun. 30, 2018
Financial instruments [Abstract]
Financial Risk Management
Financial Risk Management
The Group's activities expose it to a variety of financial risks: market risk (including currency risk, equity price risk, and interest rate risk), credit risk and liquidity risk. The Group's overall risk management approach focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the financial performance of the Group.
Management regularly reviews the Group's risk management objectives to ensure that risks are identified and managed appropriately. The Board of Directors is made aware of and reviews management's risk assessments prior to entering into significant transactions.
Market risk
Currency risk
The Group operates globally and is exposed to foreign exchange risk arising from exposure to various currencies in the ordinary course of business. Our exposures primarily consist of the Australian dollar, British pound, Euro, Japanese yen, Philippine peso, Indian rupee and Swiss franc. Foreign exchange risk arises from commercial transactions and recognized financial assets and liabilities denominated in a currency other than the U.S. dollar. The Group’s foreign exchange policy is reviewed annually by the Group’s audit committee and requires the Group to monitor its foreign exchange exposure on a regular basis.
All of our sales contracts are denominated in U.S. dollars, and our operating expenses are generally denominated in the local currencies of the countries where our operations are located. We therefore benefit from a strengthening of the U.S. dollar and are adversely affected by the weakening of the U.S. dollar.
We have a cash flow hedging program in place and enter into derivative transactions to manage certain foreign currency exchange risks that arise in the Group’s ordinary business operations. We recognize all derivative instruments as either assets or liabilities on our consolidated statements of financial position and measure them at fair value. Gains and losses resulting from changes in fair value are accounted for depending on the use of the derivative and whether it is designated and qualifies for hedge accounting.
We enter into master netting agreements with select financial institutions to reduce our credit risk and contract with several counterparties to reduce our concentration risk with any single counterparty. We do not have significant exposure to counterparty credit risk at this time. We do not require nor are we required to post collateral of any kind related to our foreign currency derivatives.
Cash flow hedging
We enter into foreign exchange forward contracts with the objective to mitigate certain currency risks associated with cost of revenues and operating expenses denominated in Australian dollars. These foreign exchange forward contracts are designated as cash flow hedges.
To receive hedge accounting treatment, all hedging relationships are formally documented at the inception of the hedge, and the hedges must be highly effective in offsetting changes to future cash flows on hedged transactions. We include the forward element of these hedging instruments in the hedge relationship and on a quarterly basis qualitatively assess whether the hedges are expected to provide offsetting changes against the hedged items. The effect of the cash flow hedges determined to be effective is recognized in other comprehensive income and impact profit or loss in the same period or periods as the hedged items are recognized in profit or loss. Amounts reclassified from cash flow hedge reserve to profit or loss are recorded to the same functional expense as hedged item or items. Gains or losses related to the ineffective portion of cash flow hedges, if any, are recognized immediately in the same functional expense as the hedged item or items. We measure ineffectiveness in a cash flow hedge relationship using the hypothetical derivative method. Ineffectiveness occurs only if the present value of the cumulative gain or loss on the derivative instrument exceeds the present value of the cumulative gain or loss on the hypothetical derivative, which is used to measure changes of expected future cash flow.
It is our policy to enter into cash flow hedges to hedge cost of revenues and operating expenses up to 18 months.
Balance sheet hedging
We also enter into foreign exchange forward contracts to hedge a portion of certain foreign currency denominated as monetary assets and liabilities to reduce the risk that such foreign currency will be adversely affected by changes in exchange rates. These contracts hedge monetary assets and liabilities that are denominated in non-functional currencies and are carried at fair value with changes in the fair value recorded to other non-operating income (expense), net on our consolidated statements of operations. These contracts do not subject us to material balance sheet risk due to exchange rate movements because gains and losses on these derivatives are intended to offset gains and losses on the monetary assets and liabilities being hedged.
Foreign currency sensitivity
A sensitivity analysis performed on our hedging portfolio as of June 30, 2018 indicated that a hypothetical 10% strengthening of the U.S. dollar against other currencies applicable to our business would decrease the fair value of our foreign currency contracts by $18.8 million. A hypothetical 10% weakening of the U.S. dollar against other currencies would increase the fair value of our foreign currency contracts by $18.8 million.
A sensitivity analysis performed on our hedging portfolio as of June 30, 2017 indicated that a hypothetical 10% strengthening of the U.S. dollar against other currencies applicable to our business would decrease the fair value of our foreign currency contracts by $11.3 million. A hypothetical 10% weakening of the U.S. dollar against other currencies would increase the fair value of our foreign currency contracts by $11.3 million.
Equity Price Risk
The Group is exposed to equity price risk in connection with our Notes, including exchange and settlement provisions based on the price of our Class A ordinary shares at exchange or maturity of the Notes. In addition, the capped call transactions associated with the Notes also include settlement provisions that are based on the price of our Class A ordinary shares. The amount of cash we may receive from capped call counterparties in connection with the capped calls is determined by the price of our Class A ordinary shares.

A sensitivity analysis performed on the Notes embedded exchange derivative and capped call transactions indicates that a hypothetical 10% increase in our share price would increase the fair value of the Notes embedded exchange derivative by $46.7 million and increase the fair value of the capped call transactions by $15.9 million. A hypothetical 10% decrease in our share price would decrease the fair value of the Notes embedded exchange derivative by $43.0 million and increase the fair value of the capped call transactions by $16.2 million.
Interest rate risk
Our cash equivalents and investment portfolio are subject to market risk due to changes in interest rates. Fixed rate securities may have their market value adversely impacted due to a rise in interest rates. As of June 30, 2018, the Group had cash and cash equivalents totaling $1.4 billion and short-term investments totaling $323.1 million.

A sensitivity analysis performed on our portfolio indicated that a hypothetical 100 basis point increase in interest rates at June 30, 2018 and 2017 would result in a $1.7 million and $2.0 million decrease in the market value of our investments, respectively. This estimate is based on a sensitivity model that measures market value changes when changes in interest rates occur.
Credit risk
The Group is exposed to credit risk arising from cash and cash equivalents, deposits with banks and financial institutions, investments, foreign exchange derivative contracts, and capped call transactions related to our issuance of the Notes, as well as credit exposures to customers, including outstanding receivables and committed transactions. Credit risk is managed on a Group basis.
The Group has a minimum credit rating requirement for banks and financial institutions with which it transacts. The Group’s investments are governed by a corporate investment policy with a minimum credit ratings and concentration limits for all securities.
The Group is exposed to credit risk in the event of non-performance by the counterparties to our foreign exchange derivative contracts and our capped call transactions at maturity. To reduce the credit risk, we continuously monitor credit quality of our counterparties to such derivatives. We believe the risk of non-performance under these contracts is remote.
The Group's customer base is highly diversified, thereby limiting credit risk. The Group manages its credit risk with customers by closely monitoring its receivables. Sales are typically settled using major credit cards, mitigating credit risk. Our credit policy typically requires payment within 30-45 days, and we establish credit limits for each customer based on our internal guidelines. No one customer accounted for more than 10% of total revenues during each of the fiscal years ended June 30, 2018, 2017 or 2016.
Liquidity risk
Liquidity risk is the risk that the group will encounter difficulty in meeting its obligations associated with its financial liabilities as they fall due.
The table below present the contractual undiscounted cash flows relating to the Group’s financial liabilities at the balance sheet date. The cash flows are grouped based on the remaining period to the contractual maturity date. The Group has sufficient funds to meet these commitments as they become due.
Contractual maturities of financial liabilities are as follows:

	Up to 12 Months	Greater than 12 Months	Total
	(U.S. $ in thousands)
As of June 30, 2018
Financial liabilities:
Trade and other payables	$113,105	$—	$113,105
Exchangeable senior notes, net	—	1,000,000	1,000,000
	$113,105	$1,000,000	$1,113,105
As of June 30, 2017
Financial liabilities:
Trade and other payables	$73,192	$—	$73,192
Other non-current liabilities	—	4,969	4,969
	$73,192	$4,969	$78,161

Capital risk management
The primary objective of the Group's capital structure management is to ensure that it maintains an appropriate capital structure to support its business and maximize shareholder value. The Group manages its capital structure and adjusts it based on business needs and economic conditions. During the fiscal year ended June 30, 2018, the Group issued $1.0 billion of exchangeable debt for working capital and other corporate purposes, including acquiring complementary businesses, products, services or technologies.
No material changes were made to the process of managing capital during the fiscal years ended June 30, 2017 and 2016.

To maintain or adjust the capital structure, the Group may return capital to shareholders, issue new shares, or consider external financing alternatives. The Group does not have any present or future plan to pay dividends on its shares.
Fair value measurements
The fair value of financial assets and financial liabilities must be estimated for recognition and measurement or for disclosure purposes.
IFRS 13, Fair value measurement defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value measurement is based on the presumption that the transaction to sell the asset or transfer the liability takes place either, in the principle market for the asset or liability, or in the absence of a principal market, in the most advantageous market for the asset or liability.
IFRS 13 requires disclosure of fair value measurements by level of the following fair value measurement hierarchy:

•	Level 1 - Quoted (unadjusted) market prices in active markets for identical assets or liabilities

•	Level 2 - Valuation techniques for which the lowest level input that is significant to the fair value measurement is directly or indirectly observable

•	Level 3 - Valuation techniques for which the lowest level input that is significant to the fair value measurement is unobservable
The fair value of financial instruments traded in active markets is included in Level 1.
The fair value of financial instruments that are not traded in an active market is determined using valuation techniques. These valuation techniques maximize the use of observable market data where it is available and rely as little as possible on entity-specific estimates. If all significant inputs required to measure the fair value an instrument are observable, the instrument is included in Level 2.
If one or more of the significant inputs is not based on observable market data, the instrument is included in Level 3.
Assets and liabilities measured at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The Group's assessment of the significance of a particular input to the fair value measurement in its entirety requires management to make judgments and considers factors specific to the asset or liability. There were no transfers between levels during fiscal year 2018 and 2017.
The following table presents the Group’s financial assets and liabilities measured and recognized at fair value as of June 30, 2018, by level within the fair value hierarchy:

	Level 1	Level 2	Level 3	Total
	(U.S. $ in thousands)
Description
Assets
Cash and cash equivalents:
Money market funds	$693,596	$—	$—	$693,596
Commercial paper	—	29,118	—	29,118
Agency securities	—	7,989	—	7,989
Corporate debt securities	—	1,000	—	1,000
U.S. treasury securities	—	18,968	—	18,968
Total cash and cash equivalents	693,596	57,075	—	750,671
Investments:
U.S. treasury securities	—	52,700	—	52,700
Agency securities	—	22,015	—	22,015
Certificates of deposit and time deposits	—	58,824	—	58,824
Commercial paper	—	35,372	—	35,372
Corporate debt securities	—	157,883	—	157,883
Municipal securities	—	—	—	—
Total investments	—	326,794	—	326,794
Derivative assets	—	63	—	63
Capped call transactions	—	—	99,932	99,932
Total assets	693,596	383,932	99,932	1,177,460
Liabilities
Derivative liabilities	—	5,417	—	5,417
Notes embedded exchange derivative	—	—	202,553	202,553
Total liabilities	$—	$5,417	$202,553	$207,970

As of June 30, 2018, the Group had $323.1 million of investments which were classified as short-term investments on the Group’s consolidated statements of financial position. Additionally, the Group had certificates of deposit and time deposits totaling $3.6 million which were classified as long-term and were included in other non-current assets on the Group’s statement of financial position. As of June 30, 2018 and 2017, the Group’s short-term investments were classified as debt instruments at fair value through other comprehensive income.
Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)

The Notes embedded exchange derivative and capped call transactions (“Exchange and Capped Call Derivatives”) are measured at fair value using Black-Scholes option pricing models that utilizes both observable and unobservable market inputs.

Exchange and Capped Call Derivatives are classified as level 3 as the Group uses stock price volatility implied from options traded with a substantially shorter term, which makes this an unobservable input that is significant to the valuation. The stock price volatility as of June 30, 2018, ranged from 32.7% to 36.3%. Other inputs that are observable and significant for the valuation includes our stock price and time to expiration of the options.

In general, an increase in our stock price volatility would increase the fair value of the derivatives and would result in a net loss. The future impact on the other non-operating income (expense), net depends on how significant volatility changes independently and in relation to other inputs. As of June 30, 2018, a 10% higher volatility, holding other inputs constant would result in an approximately $23.5 million of additional loss.

The following table illustrates the changes in the balances of the capped call transaction and Notes embedded exchange derivative liability associated with the Notes, as reported in other non-current assets and other non-current liabilities in the consolidated statements of financial position:

	Capped Call Transactions	Notes Embedded Exchange Derivative
	(U.S. $ in thousands)
Balance as of June 30, 2017	$—	$—
Additions	87,700	(177,907)
Changes in unrealized gains (losses)	12,232	(24,646)
Balance as of June 30, 2018	$99,932	$(202,553)

The following table presents the Group’s financial assets and liabilities measured and recognized at fair value as of June 30, 2017, by the level within the fair value hierarchy:

	Level 1	Level 2	Level 3	Total
	(U.S. $ in thousands)
Description
Cash and cash equivalents:
Money market funds	$78,564	$—	$—	$78,564
Commercial paper	—	2,749	—	2,749
Total cash and cash equivalents	78,564	2,749	—	81,313
Investments:
U.S. treasury securities	—	61,676	—	61,676
Agency securities	—	16,654	—	16,654
Certificates of deposit and time deposits	—	44,101	—	44,101
Commercial paper	—	33,928	—	33,928
Corporate debt securities	—	148,546	—	148,546
Municipal securities	—	4,788	—	4,788
Total investments	—	309,693	—	309,693
Derivative assets	—	3,252	—	3,252
Total assets	$78,564	$315,694	$—	$394,258

As of June 30, 2017, the Group had $305.5 million of investments which were classified as short-term investments on the Group’s consolidated statements of financial position. Additionally, the Group had certificates of deposit and time deposits totaling $4.2 million which were classified as long-term and were included in other non-current assets on the Group’s consolidated statements of financial position.
The Group's financial assets include cash and cash equivalents, trade receivables, tax receivables, and short-term and long-term deposits with fixed interest rates.
As of June 30, 2018, the Group’s investments consisted of the following:

	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
	(U.S. $ in thousands)
Investments
U.S. treasury securities	$52,809	$—	$(109)	$52,700
Agency securities	22,097	—	(82)	22,015
Certificates of deposit and time deposits	58,824	—	—	58,824
Commercial paper	35,372	—	—	35,372
Corporate debt securities	158,538	14	(669)	157,883
Total investments	$327,640	$14	$(860)	$326,794

As of June 30, 2017, the Group’s investments consisted of the following:

	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
	(U.S. $ in thousands)
Investments
U.S. treasury securities	$61,760	$—	$(84)	$61,676
Agency securities	16,740	—	(86)	16,654
Certificates of deposit and time deposits	44,101	—	—	44,101
Commercial paper	33,928	—	—	33,928
Corporate debt securities	148,634	52	(140)	148,546
Municipal securities	4,789	—	(1)	4,788
Total investments	$309,952	$52	$(311)	$309,693

The table below summarizes the Group’s investments by remaining contractual maturity based on the effective maturity date:

	As of June 30,
	2018	2017
	(U.S. $ in thousands)
Recorded as follows:
Due in one year or less	$277,087	$223,562
Due after one year	49,707	86,131
Total investments	$326,794	$309,693

Derivative financial instruments
The group have derivative instruments that are used for hedging activities as discussed below and derivative instruments relating to the Notes and the capped calls as discussed in Note 14: Exchangeable Senior Notes.
The fair value of the derivative instruments were as follows:

	Statement of Financial Position Location	Fair Value As of June 30, 2018	Fair Value As of June 30, 2017
		(U.S. $ in thousands)
Derivative assets
Derivatives designated as hedging instruments:
Foreign exchange forward contracts	Prepaid expenses and other current assets	$39	$2,915
Foreign exchange forward contracts	Other non-current assets	3	249
Derivatives not designated as hedging instruments:
Foreign exchange forward contracts	Prepaid expenses and other current assets	21	88
Total derivative assets		$63	$3,252
Derivative liabilities
Derivatives designated as hedging instruments:
Foreign exchange forward contracts	Trade and other payables	$5,006	$—
Foreign exchange forward contracts	Other non-current liabilities	204	—
Derivatives not designated as hedging instruments:
Foreign exchange forward contracts	Trade and other payables	207	—
Total derivative liabilities		$5,417	$—

The following table sets forth the notional amounts of our derivative instruments at June 30, 2018 (in thousands):

	Notional Amounts of Derivative Instruments
	Notional Amount by Term to Maturity			Classification by Notional Amount
	Under 12 months	Over 12 months	Total	Cash Flow Hedge	Non Hedge	Total
Foreign exchange forward contracts	$188,633	$12,492	$201,125	$180,898	$20,227	$201,125
The following table sets forth the notional amounts of our derivative instruments at June 30, 2017 (in thousands):

	Notional Amounts of Derivative Instruments
	Notional Amount by Term to Maturity			Classification by Notional Amount
	Under 12 months	Over 12 months	Total	Cash Flow Hedge	Non Hedge	Total
Foreign exchange forward contracts	$100,470	$8,707	$109,177	$99,662	$9,515	$109,177

The effects of derivatives designated as hedging instruments on our consolidated financial statements were as follows (amounts presented are prior to any income tax effects):

	Foreign Exchange Forward Contracts
	Fiscal Year Ended June 30,
	2018	2017
	(U.S. $ in thousands)
Gross unrealized gain (loss) recognized in other comprehensive income	$(5,730)	$4,517
Net gain reclassified from cash flow hedge reserve into profit or loss - effective portion	$2,599	$1,356
Gain (loss) recognized into profit or loss - ineffective portion	$12	$(3)